CORBUS PHARMACEUTICALS®

Connecting Innovation to Purpose

Corporate Presentation
April 2022

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company's restructuring, trial results, product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management's current beliefs and assumptions. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors, including the potential impact of the recent COVID-19 pandemic and the potential impact of sustained social distancing efforts, on our operations, clinical development plans and timelines, which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Corbus Pharmaceuticals



CORBUS

Norwood, MA (Boston area)

Immunology company focused on developing novel therapeutics through distinct platforms:

Internal Development Focus

Immuno-Oncology (IO) Portfolio

- Anti-Integrins targeting the TGFβ axis
- Expanding IO pipeline through business development

External Partnering Programs

Endocannabinoid Portfolio

- CB1 Inverse Agonist
- CB2 Agonist (Lenabasum)

NASDAQ: CRBP

CB1 = cannabinoid receptor type 1
CB2 = cannabinoid receptor type 2
TGFβ = transforming growth factor β

Growing a diversified pipeline

Compound	Indications	Preclinical	Phase 1	Phase 2	Phase 3
Anti-Integrin Portfolio					
CRB-601 Anti-αvβ8 mAb	Solid Tumors				
CRB-602 Anti-αvβ6/αvβ8 mAb	Solid Tumors / Fibrosis				
Endocannabinoid Portfolio					
Lenabasum CB2 Agonist	Dermatomyositis / Lupus				
CRB-913 CB1 Inverse Agonist	Obesity / Metabolism				

Focus on Immune Resistant Cancers for expansion of the Corbus pipeline

Mechanisms of Action in Focus

1. Suppressors of Immune Surveillance
2. Immune suppressive Soluble factors/enzymes
3. Dysregulation of T-cell check points
4. Ineffective antigen presentation


1
2
3
4
MDSC
T-cells
Soluble Factors
APC

Seeking to bring in other assets with the potential to be first or best-in-class

Source: https://www.mdanderson.org/cancerwise/what-is-the-tumor-microenvironment-3-things-to-know.h00-159460056.html

INTERNAL DEVELOPMENT FOCUS

Immuno-Oncology Portfolio

Innovative control of the TGFβ axis

TGFβ plays a central role in immunoregulation and cancer


Epithelium
Tumor stroma
M2
MDSC
Trm
TGFβ
M1
NKT
N1
NK
DC
CTL
Th1
Th17
iTReg
MDSC
M2
N2
ILC1
Trm
Pro-inflammatory
Anti-inflammatory
Resistant
TGF-β
CD103
E-Cadherin
Epithelial cells
Fibroblasts
Tumor cells
Inhibition
Induction
TGFβ production

- TGFβ has been associated with immune cell exclusion in cancer
- Targeting TGFβ has been challenging
  - Local tumor versus systemic signaling may be key

Source: Dahmani A, Delisle JS. TGF-β in T Cell Biology: Implications for Cancer Immunotherapy. *Cancers (Basel)*. 2018;10(6):194. Published 2018 Jun 11. doi:10.3390/cancers10060194

TGFβ predicts poor clinical outcomes in a subset of cancer patients

Immunogenomic subtypes in cancer

- C1 WOUND HEALING
- C2 INF-γ DOMINANT
- C3 INFLAMMATORY
- C4 LYMPHOCYTE DEPLETED
- C5 IMMUNOLOGICALLY QUIET
- C6 TGFβ DOMINANT

TGFβ predominance gene signature



N = 8,461 cancers, multiple cell types
Overall survival, %
1.0
0.8
0.6
0.4
0.2
0.0
0
5
10
15
20
25
Time (years)

Gene expression, immune cell quantification & network mapping

- 33 different cancer types / 8,000+ tumors

Source: Thorsson, et al. The Immune Landscape of Cancer, Immunity. 2018; 48:817

Successfully blocking TGFβ overcomes immune exclusion



Isotype control Ab
Anti-PD-L1 Ab
Anti-TGFβ Ab
Combination
Volume (mm³)
4096
2048
1024
512
256
128
64
32
16
8
4
CR=0%
CR=10%
CR=0%
CR=70%
0 5 10 15 20 25 30 35 40
CD3 T Cells[1]
Normal tissue
Tumor



Stromal TGFβ signaling is a determinant of immuno-exclusion[2]
Without TGFβ inhibitor
With TGFβ inhibitor
Cytotoxic T cell killing
Tumor cells
Fibroblast
CD8+ T cell
TGFβ
PD-1/PD-L1 Antibody

- An increase in CD3 immune cell infiltration is associated with the anti-PD/L-1 and anti-TGFβ antibody combination
- Effective therapeutic targeting of TGFβ could be achieved via CRB-601 targeting the αvβ8 integrin

Sources: 1. Mariathsasan, et al., Nature. 2018; 554:547. **2.** Ganesh & Massagué., Immunity 2018: 626-628.

Targeting the integrin αvβ8 represents a novel approach to regulating TGFβ

Recent experience with TGFβ[1]

TGFβ pathway	Investigational Compound	Modality
Anti sense TGFβ2	Trabedersen	Anti sense oligo
αvβ3/5 Integrin inhibitor	Cilengitide	αvβ3/5 mAb
TGFβRI blockade	LY3022859	mAb
TGFβ ligand Trap	Fresolimumab	mAb
TGFβ ligand Trap + PD-1	Bintrafusp alfa	Bifunctional fusion protein
TGFβR Kinase inhibitor	Galunisertib	small molecule

TGFβ Pathway and Point of Therapeutic Intervention[2]

Novel point of therapeutic intervention

Blocking the αvβ8 activation of TGFβ in the local tumor micro environment



Blocking activation of TGFβ
αvβ8 integrin
CRB-601
Latent TGFβ
TGF-β Antibody Ligan Trap
Receptor Degradation
Non-lipid raft/ Clathrin
Lipid raft/ Caveolae
Receptor Kinase Inhibitor
Recycling
TGF-β Synthesis
SMAD 2
SMAD 3
SMAD 4
Endocytosis
Receptor Segregation
SMAD Complex Formation
TGF-β mRNA
Signaling Transduction
Receptor Degradation
Proliferation
EMT
ECM production
Invasion
TGF-β Type II Receptor
Caveolon-1
TGF-β Type I Receptor
TGF-β

Sources: 1. Reviewed in Teixeria., 2020. **2.** Huang et al., 2021. Recent progress in TGFβ inhibitors for cancer therapy.

Remaining unmet need in IO therapies is driving innovation



>80% of metastatic cancer patients do not respond to **Immune Checkpoint Inhibitors**[1]

	New Approaches to Targeting TGFβ[2]	
	Phase (Disclosed Indication)	Target
CORBUS PHARMACEUTICALS	IND H1-2023 Solid Tumors	αvβ8
Pfizer	Phase 1 Solid Tumors	αvβ8
Scholar Rock	Phase 1 Solid Tumors	GARP
PLIANT	Preclinical	αvβ8
MORPHIC THERAPEUTIC	Preclinical	αvβ8

Monoclonal Antibody

Small Molecule

Sources: 1. Haslam A, Prasad V. Estimation of the Percentage of US Patients With Cancer Who Are Eligible for and Respond to Checkpoint Inhibitor Immunotherapy Drugs. JAMA Netw Open. 2019;2(5):e192535. doi:10.1001/jamanetworkopen.2019.2535 **2.** Company Data on file.

CRB-601 demonstrates low nano-molar binding and high selectivity to αvβ8

TGFβ binding to αvβ8[1]


TGF-β
L-TGF-β
pro-
domain
Interface
with CRB-601
β8 βI
β8
hybrid
αv β–
propeller
β8
Psi/EGF1
αv thigh

L-TGFβ Protein Binding Assay[2]

The ability of CRB-601 to block the binding of L-TGFβ to αvβ8 was measured in a cell-based competition assay.


200
150
100
50
0
% Adhesion
CRB-601 IC50 = 3.7 nM
0.1
1
10
100
1000
[CRB-601] nM

Surface Plasmon Resonance Binding Affinities[2]

(Kd, nM) to Human αvβx and Murine αvβ8 Integrins

ANTIBODY	αvβ1	αvβ3	αvβ5	αvβ6	αvβ8	mαvβ8
CRB-601 (nM untils)	> 200	> 200	>200	>200	1.4	1.4


Test
Integrin
Antibody
Dextran matrix

Sources: 1. Campbell, et al. *Cryo-EM Reveals Integrin-Mediated TGF-β Activation without Release from Latent TGF-β*, Cell. 2020; 180:491-493. **2.** Company data on file.

CRB-601 has single agent activity and demonstrates combination benefit with anti-PD1 in an immune non-responsive model



Treatment
Days
0
3
7
CRB-601, 30 mg/kg, IP
Anti-PD-1 (RMP1-14), 10 mg/kg, IP

EMT6[1]

An immune non-responsive syngeneic breast cancer tumor model



Invasive margin
Tumor core

CD3+ staining in EMT6 untreated tumors



Tumor volume mm³
Days after start of treatment²
Isotype control
Anti-PD-1
CRB-601
Combined
*
**

TGI (%)	
Anti-PD-1	-8
CRB-601	37
Combo	65

*p < 0.05 two-tailed Student's t test.

**p < 0.0001 two-tailed Student's t test.

Sources: 1. Yu JW, Bhattacharya S, Yanamandra N, et al. Tumor-immune profiling of murine syngeneic tumor models as a framework to guide mechanistic studies and predict therapy response in distinct tumor microenvironments. PLoS One. 2018;13(11):e0206223. Published 2018 Nov 2. doi:10.1371/journal.pone.0206223 **2.** Company Data on File.

CRB-601 continues to demonstrate combination benefit with anti-PD1 in an immune responsive mode[1]

Late-stage intervention
(Tumor volume = 200 mm³)



MC38
implant
Treatment
Day-11
Day0
Day3
Day 7
CRB-601,10 mg/kg, IP
Anti-PD-1, 10 mg/kg, IP

MC38[2]

An immune responsive
syngeneic colon cancer tumor model



Invasive margin
Tumor core

CD3+ staining in an untreated MC38 tumor

TGI (%)	
Anti-PD-1	54
CRB-601	46
Combo	89



2200
2000
1800
1600
1400
1200
1000
800
600
400
200
0
Tumor volume mm³
0
2
4
6
8
10
Days after start of treatment
*
*
**
*
Isotype
Anti-PD-1
CRB-601
Combined

*$p < 0.05$;
**$p < 0.0001$ two-tailed Student's *t* test.

Change in tumor volume compared to baseline



**
*
*
*
900
800
700
600
500
400
300
200
100
0
-100
-200
Tumor growth (%)
0/10
3/10
0/10
8/10
Isotype
Anti-PD-1
CRB-601
Combined

Sources: 1. Company Data on File. **2.** Selby MJ, Engelhardt JJ, Johnston RJ, et al. Preclinical Development of Ipilimumab and Nivolumab Combination Immunotherapy: Mouse Tumor Models, In Vitro Functional Studies, and Cynomolgus Macaque Toxicology [published correction appears in PLoS One. 2016 Nov 18;11(11):e0167251]. PLoS One. 2016;11(9):e0161779. Published 2016 Sep 9. doi:10.1371/journal.pone.0161779

Tumor reduction by CRB-601 correlates to CD8+ T cell infiltration and proliferation within TME



Tumor weight (g)
Tumor Weight, g
1.2
0.9
0.6
0.3
0.0
*
ISOTYPE
ANTI-PD-1
CRB-601
COMBINED
CD8+ tumor-infiltrating lymphocytes (TILs)
CD8+ T Cells (x10⁶/g Tumor)
10
8
6
4
2
0.0
*
ISOTYPE
ANTI-PD-1
CRB-601
COMBINED
Proliferation of CD8+ TILs
CD8+Ki67+ T Cells (x10⁶/g Tumor)
8
6
4
2
0
*
ISOTYPE
ANTI-PD-1
CRB-601
COMBINED
PD-1 expression in CD8+ TILs
CD8+CD-1+ T Cells (x10⁶/g Tumor)
4
3
2
1
0
*
*
ISOTYPE
ANTI-PD-1
CRB-601
COMBINED

*$p < 0.05$ two-tailed Student's t test.

The combination stimulates an influx of CD8+ tumor-infiltrating lymphocytes and associated activation within the TME

Source: Company Data on File.

Note: Tumor PD conducted when tumors were at 300 mm^3, (n = 5) per group, samples collected on day 7 post-treatment.

CRB-601 + anti-PD1 is associated with tumor-specific immune memory


Day-8 MC38 SC implantation
Treatment
MC38
SC Rechallenge
Days
0
3
7
13
16
20
52
CRB-601, IP
Anti-PD-1 (RMP1-14), 10 mg/kg, IP

Surviving MC38 tumor bearing mice treated with CRB-601 + anti-PD1 were re-challenged with MC38 tumors and compared to treatment näive mice

- Rechallenge 50+ days after treatment initiation
- Regrowth was monitored for 30 days


Tumor volume (mm³)
1000
800
600
400
200
00
Näive
Long-term survived


Percent of survival (%)
100
80
60
40
20
0
0
10
20
30
40
Days after the re-challenge
Long-term survived mice (n = 5)
Naïve C57BL/6 mice (n = 5)
*

*$p < 0.05$, log-rank test

Source: Company data on file.

Corbus may have significant opportunities to differentiate the development of CRB-601

Example:
Strategic differentiation in PD-1 therapy

IO TREATMENT

OPDIVO™ (nivolumab) INJECTION FOR INTRAVENOUS USE 10 mg/mL — First to market (benchmark)

KEYTRUDA® (pembrolizumab) Injection 100 mg — Patient selection

Route of administration — SASANLIMAB

Features of Differentiation


Pre Clinical
Phase 1 design

- Modality
- Ig Class
- Route of administration

- Clinical biomarkers
- Indication selection
- Combination strategy
- Patient selection

CRB-602 is a unique asset and may provide potential therapeutic benefit in fibrotic diseases and fibrotic cancers

- CRB-602 is the only monoclonal antibody in development with dual specificity for both αvβ6 and αvβ8
- A rational approach to treating fibrotic diseases, e.g. IPF and/or highly fibrotic cancers


αvβ6
Fibrosis, inflammation and wound healing
Cancer and Fibrosis
αvβ8
Cancer, fibrosis and neuro-degeneration

IPF = idiopathic pulmonary fibrosis

Sources: 1. Sheppard D. Epithelial-mesenchymal interactions in fibrosis and repair. Transforming growth factor-β activation by epithelial cells and fibroblasts. Ann Am Thorac Soc. 2015;12 Suppl 1(Suppl 1):S21-S23. doi:10.1513/AnnalsATS.201406-245MG **2.** Seed RI, Kobayashi K, Ito S, et al. A tumor-specific mechanism of Treg enrichment mediated by the integrin αvβ8. Sci Immunol. 2021;6(57):eabf0558. doi:10.1126/sciimmunol.abf0558 **3.** Stockis J, Liénart S, Colau D, et al. Blocking immunosuppression by human Tregs in vivo with antibodies targeting integrin αVβ8. Proc Natl Acad Sci U S A. 2017;114(47):E10161-E10168. doi:10.1073/pnas.1710680114 **4.** Dodagatta-Marri E, Ma HY, Liang B, et al. Integrin αvβ8 on T cells suppresses anti-tumor immunity in multiple models and is a promising target for tumor immunotherapy. Cell Rep. 2021;36(1):109309. doi:10.1016/j.celrep.2021.109309

ENDOCANNABINOID PORTFOLIO

CRB-913:
2nd Generation CB1 Inverse Agonist for Metabolic Diseases

Exploring Potential Partnership Opportunities

Obesity is a global epidemic creating significant societal burden with need for improvement on top of standard of care (incretin analogues, e.g. GLP-1)



41%
of worldwide adults projected to be obese by end of decade (50% US)

$2T
annual global medical costs associated with obesity (direct & indirect)

$10B+
obesity drug category by 2027

Dual-pharmacology holds great promise as a potential treatment option in obesity



Weight loss – Illustrative
0%
10%
20%
30%
Historical anti-obesity therapeutics
Current best in class GLP-1
Dual pharmacology
Bariatric surgery
Time

Source: McKinsey Global Institute, Overcoming Obesity: An initial economic analysis, Global Data.

CB1 Inverse Agonist targeting large metabolic disease market

Innovation

- Rationally designed to achieve markedly reduced brain exposure to address psychiatric side effects with 1st generation CB1 inverse agonists
  - Potential to augment effects of GLP-1R agonists in diabetes and obesity
  - Combination of CB1 and emerging standard of care could provide promise to improve the existing therapeutic index

MOA

- Reduces appetite, food intake, lipogenesis, dyslipidemia, inflammation and leptin regulation
- Increases insulin sensitivity and secretion

Potential Indications

- Obesity
- Diabetes
- Diabetic nephropathy
- NASH



↑ CB1R ↑
Hepatic tissue
↑ Lipogenesis
↑ Glucose production
↓ Insulin signaling
↓ Fatty acid oxidation
Neuronal tissue
↑ Neuropeptide
↑ Appetite
↑ Lipogenesis
Adipose tissue
↑ Lipogenesis
↑ Adipogenesis
↑ Inflammation
↓ Adiponectin secretion
Skeletal tissue
↑ Insulin resistance
↑ Body weight
Pancreatic cells
↓ Insulin secretion
Obesity
Diabetes mellitus
Obesity
Diabetes mellitus
Obesity
Diabesity

Source: Deeba, et al. *Targeting the endocannabinoid system in diabesity: Fact or fiction?*, Drug Discovery Today. 2021;in press:2.

CRB-913: a differentiated CB1 inverse agonist inducing weight loss in combination with semaglutide and tirzepatide

Diet Induced Obesity (DIO) Mouse Model

CRB-913 demonstrates a markedly reduced brain exposure vs. Rimonabant



AUC0-24
Cmax
Brain/plasma ratio
0.8
0.6
0.4
0.2
0
0.71
0.03
50X
0.4
0.008
24X
Rimonabant
CRB-913

CRB-913 reduces weight both as single agent and in combination (Day 18)



Body Weight Change (%)
10
0
-10
-20
-30
5.20
-10.20
-7.84
-11.87
-19.04
-24.68
High Fat Diet
CRB-913 (2.5 mg/kg)
Semaglutide (0.4 mg/kg)
Tirzepatide (0.24 mg/kg)
CRB-913 (2.5 mg/kg) + semaglutide (0.04 mg/kg)
CRB-913 (2.5 mg/kg) + tirzepatide (0.24 mg/kg)

Combination of CB1 and emerging standard of care could provide promise to improve the existing therapeutic index

In the DIO mouse model, mice (n = 10) were fed a continuous high fat diet for 22 weeks during 28 days of treatment.

Source: Company data on file.

ENDOCANNABINOID PORTFOLIO

Lenabasum: A Late-stage CB2 Agonist for Autoimmune Diseases

Exploring Potential Partnership Opportunities

Lenabasum is a late-stage clinical asset that presents significant opportunity

OPPORTUNITY

- First in class CB2 agonist
- Capable of combining with existing SoC due to Non-immunosuppressive profile
- Large safety database
- Clinical signals indicating potential for trial refinement in DM, SSc, and CF

On-going Opportunity in Ph2 SLE - read-out due in H1 2022

NIH Study funded by NIH

Primary Endpoint:

- Mean 7-day average maximum daily pain numerical rating score (NRS) at 12 weeks, n = 101


α
γ
β
P
P
Trafficking
Desensitization
Internalization
Resensitization
Recycling
Intracellular Signaling
cAMP
PLC, DAG, PKC, IP3 Rho, ROCK
P38, MEK, ERK
Transcriptional Control
Intracellular Signaling
GRKs
Channel Conductance
Intracellular Signaling
Kinases Transcriptional Control
LEGEND
CB Receptor
Phosphorylation Site
Ligand
GDP
β-Arrestin
G-Protein Complex

Source: Howlett, et al. CB 1 and CB 2 Receptor Pharmacology, Advances in Pharmacology. 2017;80:192.

Lenabasum effects on skin in DM presents an opportunity for future trial enrichment

Dermatomyositis (DM) is a heterogenous rare disease characterized by a distinctive skin rash and muscle weakness[2]



Phase 2 population
Skin Involvement
Muscle Involvement
Clinically amyopathic DM
Classic DM
Polymyositis inclusion

DETERMINE Phase 3 Trial in adults with active classic dermatomyositis or amyopathic/hypomyopathic dermatomyositis

- International, Double-blind, Randomized, Placebo-controlled study

Primary Endpoints	Total Improvement Score (TIS) at Week 28*, lenabasum BID vs. placebo (n = 175)
Key Secondary Endpoints	• Change in CDASI activity score • Proportion of subjects who achieve Definition of Improvement (DOI) • Change in Investigator Global Assessment (IGA) scale of skin activity

Clinical PoC[1]

Lenabasum Phase 2 in amyopathic (skin predominant) DM



Δ CDASI Activity Score (Mean)
0.0
-5.0
-10.0
-15.0
0.0
-3.4
-5.0
-4.3
-2.5
-5.5
-3.7
0.0
-3.7
-4.6
-7.8
-7.6
-8.0
-9.3
0
2
4
6
8
12
16
Week
n = 22
Placebo
Lenabasum 20mg

CDASI measures the extent of cutaneous disease in patients with DM

Week 0 DBPC CDASI activity score mean (SD) = 33.3 (9.74) for lenabasum and 35.8 (7.77) for placebo. P* = 0.09, p = 0.05, p = 0.28, p = 0.04, for lenabasum vs. placebo at Weeks 4, 8, 12, and 16, respectively MMRM, 2-sided

In a post hoc analysis of amyopathic patients (n=19)†, who were treated with lenabasum 20 mg across the duration of therapy, a nominal improvement in CDASI was demonstrated (p = 0.0166)

Sources: 1. Company Data on File **2.** Goldman LA, Katz SI, Gilchrest BA, Paller AS, Leffell DJ, Wolff K: Fitzpatrick's Dermatology in General Medicine, 8th Edition: www.accessmedicine.com

Note: *The timing of the primary efficacy endpoint was changed from Week 52 to Week 28 following developments in competitive landscape with studies that were shorter than one year using the same efficacy endpoint as DETERMINE, †Defined as patients with no muscle weakness, MMT-8 = 150

Management Team



Yuval Cohen, PhD
Chief Executive Officer, Director

Corbus co-founder and Chief Executive Officer since 2014. Previously the President and co-founder of Celsus Therapeutics from 2005



Sean Moran, CPA, MBA
Chief Financial Officer

Corbus co-founder and Chief Financial Officer since 2014. Prior senior financial management experience in emerging biotech and medical device companies.



Craig Millian, MBA
Chief Operating Officer

Experience leading commercial organizations and building successful brands at multiple biopharma companies



Rachael Brake, PhD
Chief Scientific Officer

Expert in developing and executing innovative drug discovery and clinical development oncology programs at several leading pharmaceutical companies



Christina Bertsch
Head of Human Resources

Accomplished senior human resource executive providing strategic HR consulting services to both large and small businesses across a variety of industries

Board of Directors



Amb. Alan Holmer Ret.

Chairman of the Board

More than two decades of public service in Washington, D.C. including Special Envoy to China; Former CEO of PhRMA



Avery W. (Chip) Catlin

Director

More than 25 years of senior financial leadership experience in life science companies; Former CFO and Secretary of Celldex Therapeutics



Yuval Cohen, PhD

Chief Executive Officer, Director

Corbus co-founder and Chief Executive Officer since 2014. Previously the President and co-founder of Celsus Therapeutics from 2005



Rachelle Jacques

Director

More than 25-year professional career, exp ience in U.S. and global biopharmaceutical commercial leadership, including multiple high-profile product launches in rare diseases; CEO of Enzyvant Therapeutics



John K. Jenkins, MD

Director

Distinguished 25-year career serving at the U.S. FDA, including 15 years of senior leadership in CDER and OND



Pete Salzmann, MD, MBA

Director

20 years of industry experience and currently serves as Chief Executive Officer of Immunovant (NASDAQ: IMVT), a biopharmaceutical company focused on developing therapies for patients with autoimmune diseases

Investment Summary

Focus on developing novel immuno-oncology therapeutics for serious cancers

- Advancing lead $\alpha v\beta 8$ integrin program to IND submission in H1-2023
- Engaging in business development activities to expand immuno-oncology pipeline
- Pursuing partnership opportunities for endocannabinoid-based programs

Sufficient capital to fund operations through the first quarter of 2024

CRBP
Ticker

$98.3 Million

Cash and investments as of December 31, 2021
125.2M Common Shares Outstanding
(145.2 M Fully Diluted)

CORBUS®
PHARMACEUTICALS